UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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INTEGRITY APPLICATIONS, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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INTEGRITY APPLICATIONS, INC.
102 Ha’Avoda Street, P.O. Box 432
Ashkelon, Israel L3 78100
(972) (8) 675-7878

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 8, 2014

To the Stockholders of Integrity Applications, Inc.:

The 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Integrity Applications, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, July 8, 2014 at 4:00 p.m., Israel local time (9:00 a.m., EDT), at the Company’s offices located at 102 Ha’Avoda Street, Ashkelon, Israel L3 78100, for the following purposes:

1.
to elect Zvi Cohen, Israel B. Ehrlich, Dr. Robert Fischell, Avner Gal and David Malka to the board of directors of the Company, each to serve for a one year term expiring at the Company’s 2015 Annual Meeting of Stockholders;

2.	to ratify the appointment of Fahn Kanne & Co. Grant Thornton Israel as the Company’s independent registered public accounting firm for the 2014 fiscal year; and

3.	to transact such other business as may properly be brought before the Annual Meeting, and at any adjournments or postponements of the Annual Meeting.

Holders of record of the Company’s Common Stock and/or its Series A 5% Convertible Preferred Stock at the close of business on May 20, 2014 are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.  In the event that there are insufficient shares present in person or represented by proxy at the Annual Meeting in order to obtain a quorum, the annual meeting may be adjourned or postponed in order to permit further solicitation of proxies.

Pursuant to the rules and regulations adopted by the Securities and Exchange Commission, we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials on or about May 23, 2014 to our stockholders of record on May 20, 2014. The Notice of Internet Availability of Proxy Materials contains instructions for how to access our proxy statement and annual report to stockholders and how to vote. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may (i) receive a paper copy of the proxy statement and annual report to stockholders or (ii) elect to receive your proxy statement and annual report to stockholders over the Internet.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.  HOWEVER, EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL SO THAT YOUR SHARES WILL BE REPRESENTED WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING.  THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.  VOTING OVER THE INTERNET, BY TELEPHONE OR BY MAILING A PROXY CARD WILL NOT LIMIT YOUR RIGHT TO ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,

Avner Gal, Chief Executive Officer
Ashkelon, Israel
April 30, 2014

i

PROXY STATEMENT

FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 8, 2014

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did I receive this proxy?

The Board of Directors of Integrity Applications, Inc. (“Integrity”) is furnishing this proxy statement to solicit proxies on its behalf to be voted at the 2014 Annual Meeting of Stockholders of Integrity (the “Annual Meeting”) or at any adjournment or postponement thereof.  The Annual Meeting is scheduled to be held on Tuesday, July 8, 2014 at 4:00 p.m., Israel local time (9:00 a.m., EDT), at Integrity’s offices located at 102 Ha’Avoda Street, Ashkelon, Israel L3 78100.  This Proxy Statement summarizes the information you need to know to vote by proxy or in person at the Annual Meeting.  You do not need to attend the Annual Meeting in person in order to vote.

When is this proxy statement first being sent or given to security holders?

We will begin mailing the Notice of Internet Availability of Proxy Materials on or about May 23, 2014 to holders of record of Integrity’s common stock, par value $0.001 per share (the “Common Stock”), and/or Integrity’s Series A 5% Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”), at the close of business on May 20, 2014.

Who is entitled to vote at the Annual Meeting?

Holders of record of Integrity’s Common Stock and/or Preferred Stock (collectively, the “Voting Stock”) at the close of business on May 20, 2014, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.  On the record date, there were issued and outstanding: (1) 5,304,072 shares of Common Stock and (2) 7,407.14 shares of Preferred Stock.  As of the date of this proxy statement, shares of Preferred Stock convertible into an aggregate of 1,277,056 shares of Common Stock are entitled to vote at the Annual Meeting.

What is the quorum for the meeting?

The presence, in person or by proxy, of a majority of the outstanding shares of Voting Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.  Abstentions and broker non-votes (described below) will be counted as present for purposes of determining the presence of a quorum at the meeting but will not be counted as present for any other purpose.  No business may be conducted at the Annual Meeting if a quorum is not present.  If less than a majority of outstanding shares of Voting Stock entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place.  Notice need not be given of the new date, time or place if announced at the meeting before an adjournment is taken, unless a new record date is fixed for the Annual Meeting (in which case a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting).

How many votes do I have?

Each share of Common Stock entitles its owner to one vote on all matters brought before the Annual Meeting.  Each share of Preferred Stock entitles its owner to one vote for each share of Common Stock into which such share of Preferred Stock is convertible. As of the record date, each issued and outstanding share of Preferred Stock was convertible into approximately 172.4 shares of Common Stock.

How do stockholders of record vote?

If you are a record holder, which means your shares are registered in your name, you may vote or submit a proxy:

1. Over the Internet — If you have Internet access, you may authorize the voting of your shares by following the internet voting instructions set forth in the notice of internet availability of proxy materials.  You must specify how you want your shares voted, or your vote will not be registered and you will receive an error message.  Your shares will be voted according to your instructions.

2.  By Telephone — You may authorize the voting of your shares by following the telephone voting instructions set forth in the notice of internet availability of proxy materials.  You must specify how you want your shares voted, or your vote will not be registered and you will receive an error message.  Your shares will be voted according to your instructions.

3. By Mail — You may request a proxy card by following the instructions in the notice of internet availability of proxy materials and mail the proxy card using the postage prepaid envelope provided.  Your shares will be voted according to your instructions.  If you sign your proxy card but do not specify how you want your shares voted, they will be voted in accordance with the recommendations of the Board.  Unsigned proxy cards will not be voted.

4. In Person at the Meeting — If you attend the Annual Meeting, you may deliver a completed and signed proxy card in person or you may vote by completing a ballot, which Integrity will provide to you at the Annual Meeting.  To vote in person, you will need to bring proof of identity to be allowed entry into the meeting.

How do I vote my shares in person if they are held by my broker?

If you hold your shares of Voting Stock through a broker, bank or other financial institution, you are considered the beneficial owner of shares held in “street name,” and you will receive instructions on how to vote from your broker, bank or other institution.  If you hold shares of Voting Stock in street name and wish to vote in person at the meeting, you must present a recent proxy validating your ownership of the shares of Voting Stock that you intend to vote from your bank, broker or other nominee that held your shares of Voting Stock as of the record date.  You will also need proof of identity for entrance to the meeting.

What am I voting on?

At the Annual Meeting, Integrity's stockholders will be asked:

1.
to elect Zvi Cohen, Israel B. Ehrlich, Dr. Robert Fischell, Avner Gal and David Malka to the board of directors of Integrity, each to serve for a one year term expiring at Integrity’s 2015 Annual Meeting of Stockholders;

2.	to ratify the appointment of Fahn Kanne & Co. Grant Thornton Israel (“Fahn Kanne”) as Integrity’s independent registered public accounting firm for the 2014 fiscal year; and
3.	to transact such other business as may properly be brought before the Annual Meeting, and at any adjournments or postponements of the Annual Meeting.

What vote is required for the proposals?

Proposal 1 - Election of Directors

If a quorum is present, directors will be elected pursuant to the affirmative vote of a plurality of the shares of Voting Stock present in person or represented by proxy at the Annual Meeting.  This means that the five nominees who receive the most affirmative votes will be elected to the Board of Directors.

Proposal 2 - Ratification of Fahn Kanne as Integrity’s Independent Auditor for the 2014 Fiscal Year

If a quorum is present, the ratification of the appointment of Fahn Kanne as Integrity’s independent registered public accounting firm for the 2014 fiscal year will require the affirmative vote of a majority of the shares of Voting Stock present in person or represented by proxy at the Annual Meeting.

How are abstentions and broker “non-votes” treated?

Abstentions

Pursuant to Delaware law, abstentions are counted as present for purposes of determining the number of shares of Voting Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.  As a result, abstentions will have the same effect as a vote AGAINST Proposal 2 - the ratification of the appointment of Fahn Kanne & Co. Grant Thornton Israel as Integrity’s independent registered public accounting firm for the 2014 fiscal year.  Abstentions will have no effect on Proposal 1 – the election of the five director nominees named in this proxy statement, as this proposal is decided by a plurality of the votes cast.  See “What vote is required for the proposals? - Proposal 1 - Election of Directors.”

Broker “non-votes”

Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.”  Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.  If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but may not vote those shares with respect to “non-routine” matters.

Pursuant to Delaware law, broker non-votes will be counted as present for purposes of determining the presence of a quorum at the meeting but will not be counted as present for any other purpose.  As a result, broker non-votes will not have any effect on the approval of the proposals contained in this proxy statement.

Proposal No. 2 (the ratification of the appointment of Fahn Kanne as Integrity’s independent certified public accounting firm for the 2014 fiscal year) is considered a “routine” matter; Proposal No. 1 (the election of Zvi Cohen, Israel B. Ehrlich, Dr. Robert Fischell, Avner Gal and David Malka to the board of directors of Integrity, each to serve for a one year term expiring at Integrity’s 2015 Annual Meeting of Stockholders) is considered a “non-routine” matter.  As a result, a broker or nominee will not be able to vote your shares with respect to Proposal No. 1 absent your voting instructions.  For this reason, we urge you to give voting instructions to your broker.  If any “routine” matters (in addition to Proposal No. 2) are properly brought before the Annual Meeting, then brokers and nominees holding shares in street name will be permitted to vote those shares in their discretion for any such routine matters.

Will there be any other items of business on the agenda?

The Board of Directors does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees for election to the Board of Directors.  In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the proxy that is submitted via the Internet or mail will have discretionary authority to vote all proxies unless otherwise specified to the contrary with respect to such matters in accordance with the recommendation of the Board of Directors.

What happens if I submit or return my proxy card without voting?

If you properly submit your proxy via the Internet or mail, the shares it represents will be voted at the Annual Meeting in accordance with your directions.  If you properly submit your proxy with no direction, the proxy will be voted “FOR”:

•
the election of Zvi Cohen, Israel B. Ehrlich, Dr. Robert Fischell, Avner Gal and David Malka to the Board of Directors of Integrity, each to serve for a one year term expiring at Integrity’s 2015 Annual Meeting of Stockholders;

•	the ratification of the appointment of Fahn Kanne as Integrity’s independent registered public accounting firm for the 2014 fiscal year; and

•	such other business as may properly be brought before the Annual Meeting, and at any adjournments or postponements of the Annual Meeting.

Can I change my vote after I have voted?

If you have submitted a proxy pursuant to this solicitation, you may revoke such proxy at any time prior to its exercise by:

•	written notice delivered to Integrity’s Chief Financial Officer at Integrity Applications, Inc., 102 Ha’Avoda Street, P.O. Box 432, Ashkelon, Israel L3 78100;

•	executing and delivering a proxy with a later date;

•	submitting an Internet or telephone vote with a later date; or

•	attending the Annual Meeting and voting in person.

With respect to Internet and telephone votes, the last vote transmitted will be the vote counted.  Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy.

If you are the beneficial owner of shares held in street name, you must submit new voting instructions to your stockbroker, bank or other nominee pursuant to the instructions you have received from them.

Will anyone contact me regarding this vote?

No arrangements or contracts have been made with any proxy solicitors as of the date of this proxy statement.  However, Integrity may retain a proxy solicitor if it appears reasonably likely that it may not obtain a quorum to conduct the Annual Meeting.  In addition, Integrity’s directors, officers and employees may solicit proxies in person and by telephone or facsimile; however, these persons will not receive any additional compensation for any such solicitation efforts.

Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held as of the record date by them.

Who has paid for this proxy solicitation?

All expenses incurred in connection with the solicitation of proxies, including the printing and mailing of this Proxy Statement should you request a printed copy of the proxy materials, will be borne by Integrity.

How do I obtain a list of Integrity’s stockholders?

A list of Integrity’s stockholders as of May 20, 2014, the record date for the Annual Meeting, will be available for inspection at Integrity’s corporate headquarters, located at 102 Ha’Avoda Street, P.O. Box 432, Ashkelon, Israel L3 78100, during normal business hours during the 10-day period immediately prior to the Annual Meeting.

How do I submit a proposal for the 2015 Annual Meeting?

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), some stockholder proposals may be eligible for inclusion in the proxy statement for Integrity’s next Annual Meeting of Stockholders.  For a stockholder proposal to be considered for inclusion in next year’s proxy statement, it must be submitted in writing together with proof of stock ownership in accordance with Rule 14a-8 and received by Integrity’s Chief Financial Officer no later than January 23, 2015.

Under Integrity’s bylaws, if a stockholder wants to submit a proposal for next year’s Annual Meeting of Stockholders or wants to nominate candidates for election as directors at such Annual Meeting of Stockholders, the stockholder must provide timely notice of his or her intention in writing.  To be timely, a stockholder’s notice must be delivered to Integrity’s Chief Financial Officer not less than 90 days nor more than 120 days prior to the first anniversary of the date of the meeting notice for the previous year’s annual meeting of stockholders.  This means that Integrity must receive any eligible proposal from an eligible stockholder intended to be presented at the 2015 Annual Meeting of Stockholders on or before February 22, 2015 but no earlier than January 23, 2015 for the proposal to be properly brought before the meeting.   Integrity’s bylaws also specify requirements as to the form and content of a stockholder’s notice.  Integrity will not entertain any proposals or nominations that do not meet these requirements.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

The Board of Directors has nominated Zvi Cohen, Israel B. Ehrlich, Dr. Robert Fischell, Avner Gal and David Malka to stand for election to the Board of Directors of Integrity, each to hold office until the 2015 Annual Meeting of Stockholders and until their respective successors are elected and qualified.  All of the director nominees are incumbent directors.

The Board of Directors is currently composed of five directors, with each director holding office for a one-year term.  The terms of the current directors expire at the Annual Meeting.  If elected, the nominees for director will serve until the 2015 Annual Meeting of Stockholders.  Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Set forth below is biographical information for each person nominated for election to the Board of Directors, including a description of the experience, qualifications, attributes and skills that led to the conclusion that the person should serve as a director of Integrity as of the date hereof, in light of Integrity’s business strategy, prospects and structure.  Integrity has no reason to believe that any of these nominees will refuse or be unable to serve as a director if elected; however, if any of the nominees refuses or is unable to serve, each proxy that does not direct otherwise will be voted for a substitute nominee designated by the Board of Directors.

Nominees for Director

Name of Director	Age	Title
Zvi Cohen	59	Director
Israel B. Ehrlich	60	Director
Dr. Robert Fischell	85	Director
Avner Gal	59	Chairman of the Board, President and Chief Executive Officer
David Malka	48	Director and Executive Vice President of Operations

Zvi Cohen has served as one of Integrity’s directors since Integrity’s founding in 2001.  Mr. Cohen founded Zicon Ltd. (“Zicon”), an Israeli company engaged in the businesses of assembling, manufacturing and engineering electronic components in 1985 and served as a managing director of the company from inception until February 2001, and as President from February 2011 until September 2011.  Each of Zicon and Mr. Cohen initiated insolvency proceedings in September 2011.  On September 19, 2011, in connection with such insolvency proceedings, the District Court of HaMerkaz District in Petah Tikva, Israel, sitting in its capacity as a bankruptcy court (PRK 24929-09-11), appointed Adv. Israel Bachar and Mr. Uriel Alfasi, CPA as joint trustees for Zicon, and ordered that all proceedings initiated against Zicon and/or against Mr. Cohen will be stayed until further decision.  In January 2012, the sale of Zicon's outstanding and issued share capital was approved by the court.  However, Integrity has been advised that no distribution to creditors has been made yet.  On July 24, 2013, the court approved a settlement agreement between Mr. Cohen and his creditors. Prior to founding Zicon, Mr. Cohen served in various operations capacities with Electrical Industries Manufacturing.  Mr. Cohen is currently exploring available opportunities following the sale of Zicon.  Mr. Cohen received a Bachelor of Science degree in industrial management and a Master of Business Administration degree, both from Tel-Aviv University.  Mr. Cohen’s experience in the medical device industry, and in particular with respect to the manufacture and assembly of such devices, led to the conclusion that he should serve as a member of Integrity’s Board of Directors.

Israel B. Ehrlich has served as one of Integrity’s directors since February 2013.  Mr. Ehrlich currently serves as the Manager of I.E. Orniv Investment Ltd., a private Israeli company that provides financial and management consulting services.  From 2006 to 2012, Mr. Ehrlich served as the head of the retail division, Deputy Chief Executive Officer and a Director of Mercantile Discount Bank Ltd.  From 1991 to 2001, Mr. Ehrlich served in various positions with Carmel Mortgage Bank, including most recently as Chief Executive Officer, until the bank was sold to Union Bank of Israel.  Mr. Ehrlich currently serves on the board of directors of New-Pharm, Ltd.  Mr. Ehrlich received a Bachelor of Arts degree in Economics and a Master of Business Administration in Finance, both from Tel Aviv University.   Mr. Ehrlich’s extensive experience in the financial and banking industries and his knowledge of financing and accounting matters are all factors that led to the conclusion that he should serve as a member of Integrity’s Board of Directors.

Dr. Robert Fischell has served as one of Integrity’s directors since 2010.  Dr. Fischell is an inventor and serial entrepreneur with over 160 issued U.S. patents.  Starting in 1959, Dr. Fischell spent over 30 years with the Johns Hopkins University Applied Physics Laboratory, which resulted in 53 patents in both aerospace and biomedical technology.  His interests at Johns Hopkins then turned to the invention of new medical devices such as pacemakers and implantable heart defibrillators.  Starting in 1969, Dr. Fischell began the formation of 14 private companies that licensed his patents on medical devices.  These companies include Pacesetter Systems, Inc. (purchased by Siemens and now part of St. Jude Medical, Inc.), IsoStent, Inc. (merged with Cordis Company, a Johnson and Johnson Company), NeuroPace, Inc., Neuralieve, Inc., Angel Medical Systems, Inc., and Svelte Medical Systems, Inc.  As it relates to diabetes management devices, he was the inventor of the first implantable insulin pump (which became Minimed, which was sold to Medtronic).  Dr. Fischell’s honors include Inventor of the Year for the USA in 1984, election to the National Academy of Engineering in 1989, the Distinguished Physics Alumnus Award of the University of Maryland, and several medals for distinguished accomplishments in science, engineering and innovation.  In 2004, Discover magazine gave Dr. Fischell their annual Technology for Humanity award.  In 2008, Dr. Fischell received the honorary degree of Doctor of Humane Letters from the Johns Hopkins University in recognition of his many lifesaving inventions.  From June 2009 until March 2011, Dr. Fischell was a director of InspireMD, Inc. (OTCBB: NSPR), a medical device company focusing on the development and commercialization of its proprietary stent system, MGuard.  Dr. Fischell received his BSME degree from Duke University and MS and Sc.D. degrees from the University of Maryland.  Dr. Fischell’s extensive experience in the medical device industry, including inventing and commercializing numerous medical devices, led to the conclusion that he should serve as a member of Integrity’s Board of Directors.

Dr. Fischell was appointed to the Board of Directors by Andrew Garrett, Inc. pursuant to the placement agent agreement between Integrity and Andrew Garrett, Inc. dated September 1, 2009, which agreement permitted Andrew Garrett, Inc. to appoint one person to serve as either a director or observer on Integrity’s Board of Directors upon Andrew Garrett, Inc. placing an aggregate of $5,000,000 of Integrity’s securities.

Avner Gal has served as Integrity’s Chairman of the Board and Chief Executive Officer since Integrity’s founding in 2001.  Prior to founding Integrity, from 2000 to 2001, Mr. Gal served as a managing director of Solid Systems, an Israeli start-up company engaged in the development of radar and ultra-sound technologies.  From 1999 to 2000, Mr. Gal served as an engineering department manager with Comverse Network Systems.  From 1996 to 1999, Mr. Gal was a section head at MTI Engineering Ltd., a consulting company and electronic systems provider in the communications, aerospace and military industries.  Prior to entering the private sector, Mr. Gal served for twenty-three years in various field and headquarters positions in the Israeli Navy and retired as a Naval Commander.  Mr. Gal received a Bachelor of Science degree in electrical engineering from the Technion - Israeli Institute of Technology in Haifa, Israel, a Master of Science degree in electrical engineering from the Naval Postgraduate School in Monterey, California and a Masters of Business Administration in marketing management from the University of Derby, Israeli Branch, Ramat-Efaal, Israel.  As an Israeli Naval Officer, Mr. Gal spent the majority of his duty as a development engineer.  Among other projects, he initiated, characterized and managed the development of a full Electronic Warfare (“EW”) suite (interception and deception), which is still operational on board all missile patrol boats of the Israeli Navy.   Another EW system which Mr. Gal was in charge of developing is operational on board Israeli submarines.  Mr. Gal was also the head of the Israeli Navy’s technical intelligence branch and served as the managing integrator for the electronic combat suite on board Dolphin submarines.  During the last 25 years, Mr. Gal has been the primary instructor in the Naval Projects’ Officers Course.  Mr. Gal’s scientific and business education and experience, as well as his knowledge of Integrity and its product candidate gained through his role as Integrity’s Chief Executive Officer, are all factors that led to the conclusion that he should serve as a member of Integrity’s Board of Directors.

David Malka has served as one of Integrity’s directors and Integrity’s Executive Vice President of Operations since March 2012.  Prior to that, Mr. Malka was a director and Integrity’s Vice President of Operations since 2003.  Prior to joining us, Mr. Malka served as a vice president of operations for Solid Systems from 2000 to 2003.  From 1994 to 2000, Mr. Malka served as a manager of production and purchasing at Kollmorgen-Servotronix, an Israeli company specializing in the design, development and manufacture of digital servo control systems.  From 1991 to 1993, Mr. Malka was a production design and inspection worker at TFL Time & Frequency Systems Ltd.  Mr. Malka has a degree in practical engineering - industrial management from the Institute of Work & Production Productivity, Tel-Aviv and a Bachelor of Arts degree in management from the Open University in Israel.  Mr. Malka’s extensive executive experience in the medical device industry led to the conclusion that he should serve as a member of Integrity’s Board of Directors.

The Board of Directors recommends that you vote “FOR” the election of each of the nominees named above.

CORPORATE GOVERNANCE

General

Integrity’s bylaws provide that the size of the Board of Directors shall be determined from time to time by resolution of the Board of Directors but shall not consist of less than one director nor more than fifteen.  The Board of Directors currently has five members.

Director Independence

Integrity is not currently listed on any national securities exchange.  As a result, Integrity is not subject to the requirements of any securities exchange providing that a majority of the Board of Directors must be comprised of independent directors.  Nevertheless, for purposes of this proxy statement, Integrity applied the independence rules of the NYSE MKT to determine the independence of its directors.  The independence rules of the NYSE MKT include a series of objective tests, including that an “independent” person will not be employed by Integrity and will not be engaged in various types of business dealings with Integrity.  Applying these rules and based on representations from the directors with respect to their independence thereunder, the Board of Directors has determined that, other than Avner Gal and David Malka, each of the current members of Integrity’s Board of Directors is independent and, therefore, a majority of the Board of Directors is comprised of independent directors.

Director Compensation

Directors of Integrity do not receive any compensation from Integrity other than their compensation as employees of Integrity, for those that are employees, which compensation is described below under Executive Compensation.

Board Leadership Structure

The Board of Directors of Integrity has not adopted a formal policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead the Board remains free to make this determination from time to time in a manner that it determines to be most appropriate for Integrity.  Currently, Avner Gal, our Chief Executive Officer and President, also serves as Chairman of the Board.  Given Mr. Gal’s role in founding Integrity and leading its activities to date, the Board of Directors believes that Mr. Gal possesses the most thorough knowledge of the issues, opportunities and challenges facing Integrity and its business and, accordingly, is the person best positioned to develop agendas that ensure that the time and attention of the Board of Directors are properly directed.  Mr. Gal’s service in this combined role provides Integrity decisive leadership, ensures clear accountability, and enhances Integrity’s ability to communicate to its employees, stockholders and the public with a clear and singular voice.  The Board of Directors does not currently have a lead independent director and does not believe that one is necessary in light of Integrity’s size and the lengthy experience the majority of the directors have working with Mr. Gal.  The Board of Directors believes that the independent directors work well together in the current board structure, and does not believe that selecting a lead independent director would add significant benefits to the Board of Directors’ oversight role.

Committees of the Board of Directors

The Board of Directors of Integrity does not currently have any formal committees because none of Integrity’s securities are listed on a securities exchange that would require the Board of Directors to maintain any such committee.  However, despite the continued absence of any such requirement, the Board of Directors is considering establishing an Audit Committee, a Compensation Committee and/or a Nominating Committee in 2014.  The Board of Directors has not determined whether any of the members of the Board of Directors qualifies as an “Audit Committee Financial Expert” as the Board of Directors does not yet have a separately designated, free-standing Audit Committee.

Board Meeting Attendance

During 2013, the Board of Directors met 3 times and acted by unanimous written consent 2 times.  Each member of the Board of Directors attended more than 75% of the aggregate number of meetings of the Board of Directors held in the 2013 fiscal year during the period for which he was a director, other than Dr. Robert Fischell, who attended 2 out of 3 meetings of the Board of Directors held in the 2013 fiscal year.

Integrity does not have a formal policy regarding director attendance at annual meetings of stockholders.  However, all directors are encouraged to attend Integrity’s annual meetings of stockholders in person.  Three of Integrity’s then current directors attended the 2013 annual meeting of stockholders.

Director Qualifications and Nominating Process

Director nominees are considered by the full Board of Directors.  The Board of Directors does not maintain any specific minimum qualifications for director candidates.  However, the Board of Directors believes that directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of Integrity’s stockholders and must also be able to dedicate the time and resources sufficient to ensure the diligent performance of their duties.  While the Board of Directors does not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Board of Directors seeks to include a range of talents, experience, skills, diversity and expertise (particularly in the areas of accounting and finance, management, domestic and international markets, leadership and corporate governance, and the medical device and related industries) sufficient to provide sound and prudent guidance with respect to the operations of Integrity and the interests of Integrity and its stockholders.  All of the nominees for election as directors at the Annual Meeting were nominated by the Board of Directors.  Integrity did not receive any stockholder nominations for directors to be elected at the Annual Meeting.

Candidates for director may come from a number of sources including, among others, recommendations from current directors, recommendations from management, and recommendations from stockholders.  Director candidates are evaluated to determine whether they have the qualities and skills set forth above.  Such evaluation may be by personal interview, background investigation and other appropriate means.  The Board of Directors has not engaged any third-party search firms to identify director candidates.

The Board of Directors considers individuals for nomination for election to the Board of Directors from any source, including stockholder recommendations.  The Board of Directors does not evaluate candidates differently based on who has made the recommendation.  Consideration of nominee candidates typically involves a series of internal discussions and a review of information concerning a candidate’s qualifications and perceived contributions.

Processes for the Consideration and Determination of Executive and Director Compensation

The Board of Directors is responsible for, among other things, establishing Integrity’s general compensation philosophy and overseeing the development and implementation of Integrity’s compensation and benefits program.  The Board of Directors is also responsible for reviewing the performance of Integrity’s Chief Executive Officer and other executive officers and setting the compensation of the Chief Executive Officer and such other executive officers.  The Board of Directors also sets and approves its own compensation.  To date, the members of the Board of Directors have not received any compensation from Integrity for their service as such, other than their compensation as employees of Integrity, for those that are employees, which compensation is described below under the caption “Executive Compensation.”  In considering and determining the compensation to be paid to Integrity’s executive officers, the Board of Directors receives information and recommendations from the Chief Executive Officer as to such compensation, including recommendations as to the amount and form of such compensation.  Neither Integrity nor the Board of Directors has retained the services of any compensation consultant to assist in determining or recommending the amount or form of executive and director compensation.

Communications with the Board of Directors

Integrity does not have a formal procedure for stockholder communication with its Board of Directors.  Stockholders who wish to contact the Board of Directors or an individual director should send their correspondence to Integrity Applications, Inc., 102 Ha’Avoda Street, P.O. Box 432, Ashkelon Israel 78100, Attention: Chief Financial Officer.  Any such communication should specify the applicable addressee or addressees to be contacted, as well as the general topic of the communication.  Integrity will initially receive and process a communication before forwarding it to the addressee or addressees.  Integrity generally will not forward a stockholder communication to its directors if it determines that such communication is primarily commercial in nature or is abusive, threatening or otherwise inappropriate.

Role of the Board of Directors in Risk Oversight

Integrity’s management has responsibility for managing day-to-day risk and for bringing the most material risks facing Integrity to the Board of Directors’ attention. To facilitate the Board of Directors’ risk oversight responsibility, management provides the Board of Directors with information about its identification, assessment and management of critical risks and its risk mitigation strategies. These matters are further discussed by the Board of Directors with or without the presence of management.

Code of Ethics

Integrity has adopted a code of ethics that applies to its Chief Executive Officer and its senior financial officers (currently consisting only of the Chief Financial Officer).  This code of ethics is available on Integrity’s website at www.integrity-app.com.  If Integrity makes any substantive amendments to the code or grants any waiver, including any implicit waiver, from a provision of the code to its principal executive, financial or accounting officer, it will disclose the nature of the amendment or waiver on its website or in a report on a Current Report on Form 8-K filed in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and regulations of the SEC thereunder require that Integrity’s directors, executive officers and persons who own more than 10% of Integrity’s Common Stock, as well as certain affiliates of such persons, file initial reports of their ownership of Integrity’s Common Stock and subsequent reports of changes in such ownership with the SEC.  Directors, executive officers and persons owning more than 10% of Integrity’s Common Stock are required by SEC regulations to file with the SEC reports of their respective ownership of Common Stock and to furnish Integrity with copies of all Section 16(a) reports they file.  Based solely on a review of the copies of such reports received, Integrity believes that during the year ended December 31, 2013, directors, executive officers and owners of more than 10% of its Common Stock timely complied with all applicable filing requirements under Section 16(a), other than Eran Hertz, Integrity’s Chief Financial Officer, who filed late his Form 3 required following his appointment to the position of Chief Financial Officer of Integrity.

Advisory Board of the Board of Directors

In addition to its executive officers and directors, Integrity also has an Advisory Board that provides advice to Integrity with respect the development of its product candidates.   The Advisory Board is an advisory body only and does not have the power to make decisions on behalf of Integrity.  Members of the Advisory Board do not receive any compensation from Integrity.  Biographical information regarding the members of Integrity’s Advisory Board is set forth below.

Dr. Ilana Harman-Boehm, M.D. heads the Department of Internal Medicine and is the Director of the Diabetes Unit at Soroka University Medical Center in Beer-Sheba, Israel.  Dr. Harman served as deputy Chairman for the Israeli Diabetes Association and serves as Director of Educational Programs.

Professor Yariv Malimovka, M.D. is a leading expert in vascular surgery.  He currently serves as a senior scientific advisor to major medical centers (such as Clinica Tara Tenerife España) in Spain, as well as in Eastern Europe.  In addition, Professor Malimovka also manages Internacional Clinic Arterial Disease, an institute for research and treatment of arteriosclerosis in Madrid, Spain.

Mr. Adi Ickowicz, Bsc. ME serves as Director of MedicSense, a consulting firm which specializes in helping companies navigating the international regulatory maze (“MedicSense”).  With more than 20 years of experience, Mr. Ickowicz has helped many companies meet regulatory demands for their products, guiding them through specific technological requirements and best practices for the collection of clinical data.

Ms. Adi Gluzberg-Ashkenazi, BSc.CE serves as Vice President of Projects of MedicSense. With more than 10 years of experience, Ms. Gluzberg-Ashkenazi specializes in developing company-tailored clinical and regulatory strategies and has helped many companies meet the regulatory demands for their products, guiding them through specific technological requirements and best practices for the collection of clinical data. Ms. Gluzberg-Ashkenazi has previously managed Quality and Regulatory Affairs departments in well-established companies as well as in start-up companies. In addition, Ms. Gluzberg-Ashkenazi has previously managed clinical trials in Israel and Europe and has been  responsible for various activities in each firm for which she has worked. Ms. Gluzberg-Ashkenazi is certified to be a British Standards Institution (BSI) trainer for quality management systems for medical devices.

None of the members of the Advisory Board have entered into any written agreements with Integrity (directly or indirectly), except that Integrity is party to an agreement with MedicSense, of which Mr. Adi Ickowicz is a principal and Ms. Gluzberg-Ashkenazi is a vice president, pursuant to which MedicSense has agreed to assist Integrity in its efforts to obtain FDA clearance and CE Mark approval for its product candidate in consideration for a monthly fee and options to acquire shares of Integrity Common Stock.

EXECUTIVE OFFICERS

The following tables set forth information concerning Integrity’s current executive officers:

Executive Officers

Name	Age	Position
Avner Gal	59	Chairman of the Board, President and Chief Executive Officer
David Malka	48	Director and Executive Vice President of Operations
Eran Hertz	41	Chief Financial Officer

Set forth below is biographical information with respect to Eran Hertz, Integrity’s Chief Financial Officer.  Biographical information for Messrs. Gal and Malka is set forth under the caption “Proposal No. 1: Election of Directors.”

Eran Hertz joined Integrity in November 2013 as its Chief Financial Officer.  Prior to joining Integrity, Mr. Hertz served as the Controller of Advanced Vision Technology, Ltd., an Israel-based global developer and manufacturer of automated print inspection systems, from January 2009 through November 2013. From July 2008 through January 2009, Mr. Hertz took time off from his professional endeavors in connection with his relocation from the United States to Israel. From April 2005 to June 2008, Mr. Hertz served as a Vice President of BlackRock Inc., an investment management firm. Mr. Hertz received a bachelor’s degree in accounting and economics from Tel-Aviv University in Tel Aviv, Israel and an MBA from Technion - Israeli Institute of Technology in Tel Aviv, Israel. In addition, Mr. Hertz is a certified public accountant in both the United States and Israel.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information for the fiscal years ended December 31, 2013 and 2012 concerning the compensation of Avner Gal, Integrity’s Chief Executive Officer and President, Jacob Bar-Shalom, Integrity’s Chief Financial Officer during the fiscal year ended December 31, 2012 and the fiscal year ended December 31, 2013 (through November 30, 2013), Eran Hertz, Integrity’s Chief Financial Officer since November 17, 2013, and David Malka, Integrity’s Executive Vice President of Operations.

Name and Principal Position	Year	Salary	Bonus	Option Awards		All Other Compensation		Total Compensation

Avner Gal
Chief Executive Officer	2013 (1)	$134,111	$61,087	-		$59,190	(2)	$254,388
	2012 (3)	$125,498	-	$252,048	(4)	$55,188	(5)	$432,734

Jacob Bar-Shalom
Chief Financial Officer	2013 (1)	$67,810	-	$9,226	(4)	$42,117	(6)	$119,153
	2012 (3)	$62,720	-	$12,814	(4)	$29,103	(7)	$104,637

Eran Hertz
Chief Financial Officer	2013 (1)	$11,664	-	-		$6,125	(8)	$17,789
	2012 (3)	-	-	-		-		-
David Malka
Executive Vice President of Operations	2013 (1)	$66,639	$30,544	-		$72,106	(9)	$169,289
	2012 (3)	$62,799	-	$75,615	(4)	$42,386	(10)	$180,800
——————————-
(1)	Calculated based on the average exchange rate for the year of New Israeli Shekels to U.S. Dollars of NIS 3.601 = U.S. $1.00

(2)
Includes $21,129 in automobile expenses paid by us, including leasing costs, insurance premiums, gasoline and/or repairs incurred in connection with the executive’s automobile, $377 in cellular communications expenses paid by us, representing the estimated costs of our cellular communications expenses attributable to the executive, $12,164 in tax gross-up payments, and contributions to the (a) Severance Pay-fund, (b) retirement plan feature of Managers’ Insurance (Kupat Gemel), (c) disability insurance (Ovdan Kosher Avoda) and (d) statutory national insurance (Bituach Leumi) in the aggregate total amount of $25,520.

(3)	Calculated based on the average exchange rate for the year of New Israeli Shekels to U.S. Dollars of NIS 3.844 = U.S. $1.00.

(4)	Represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FASB ASC Topic 718 for stock options granted to the executive.

(5)
Includes $18,161 in automobile expenses paid by us, including leasing costs, insurance premiums, gasoline and/or repairs incurred in connection with the executive’s automobile, $353 in cellular communications expenses paid by us, representing the estimated costs of our cellular communications expenses attributable to the executive, $12,356 in tax gross-up payments, and contributions to the (a) Severance Pay-fund, (b) retirement plan feature of Managers’ Insurance (Kupat Gemel), (c) disability insurance (Ovdan Kosher Avoda) and (d) statutory national insurance (Bituach Leumi) in the aggregate total amount of $24,318.

(6)
Includes $18,275 in automobile expenses paid by us, including leasing costs, insurance premiums, gasoline and/or repairs incurred in connection with the executive’s automobile, $10,671 in tax gross-up payments, and contributions to the (a) Severance Pay-fund, (b) retirement plan feature of Managers’ Insurance (Kupat Gemel), (c) disability insurance (Ovdan Kosher Avoda) and (d) statutory national insurance (Bituach Leumi) in the aggregate total amount of $13,171.

(7)
Includes $9,967 in automobile expenses paid by us, including leasing costs, insurance premiums, gasoline and/or repairs incurred in connection with the executive’s automobile, $4,227 in tax gross-up payments, and contributions to the (a) Severance Pay-fund, (b) retirement plan feature of Managers’ Insurance (Kupat Gemel), (c) disability insurance (Ovdan Kosher Avoda) and (d) statutory national insurance (Bituach Leumi) in the aggregate total amount of $14,909.

(8)
Includes $1,691 in automobile expenses paid by us, including leasing costs, insurance premiums, gasoline and/or repairs incurred in connection with the executive’s automobile, $1,945 of gross-up taxes paid by us on behalf of the executive and contributions to the (a) Severance Pay-fund, (b) retirement plan feature of Managers’ Insurance (Kupat Gemel), (c) disability insurance (Ovdan Kosher Avoda) and (d) statutory national insurance (Bituach Leumi) in the aggregate total amount of $2,489.

(9)
Includes $21,675 in automobile expenses paid by us, including leasing costs, insurance premiums, gasoline and/or repairs incurred in connection with the executive’s automobile, $567 in cellular communications expenses paid by us, representing the estimated costs of our cellular communications expenses attributable to the executive, $12,041 in tax gross-up payments, and contributions to the (a) Severance Pay-fund, (b) retirement plan feature of Managers’ Insurance (Kupat Gemel), (c) disability insurance (Ovdan Kosher Avoda) and (d) statutory national insurance (Bituach Leumi) in the aggregate total amount of $37,823.

(10)
Includes $18,595 in automobile expenses paid by us, including leasing costs, insurance premiums, gasoline and/or repairs incurred in connection with the executive’s automobile, $10,473 in tax gross-up payments, and contributions to the (a) Severance Pay-fund, (b) retirement plan feature of Managers’ Insurance (Kupat Gemel), (c) disability insurance (Ovdan Kosher Avoda) and (d) statutory national insurance (Bituach Leumi) in the aggregate total amount of $13,318.

Employment Agreements

Set forth below are summaries of the material terms of the employment agreements between Integrity Israel and each of Integrity’s named executive officers.  Each of Integrity’s officers provides services to Integrity pursuant to an employment agreement with Integrity Israel and does not have a separate employment agreement directly with Integrity.

Avner Gal

Avner Gal entered into an employment agreement with Integrity Israel in October 2010 pursuant to which Mr. Gal agreed to continue to serve as the Chief Executive Officer and managing director of Integrity Israel.  Mr. Gal’s employment agreement provides for an annual salary of NIS 480,000, or $138,169 based on the exchange rate of 3.474 NIS / $1.00 USD in effect on April 17, 2014, an annual bonus to be determined by the Board of Directors, an additional sum payable in the event that Mr. Gal meets certain milestones approved by the Board of Directors, as well as the payment of certain social and insurance benefits and the use of a company car.  The agreement also provides that Mr. Gal’s salary and bonus shall be subject to increase from time to time at the discretion of the Board of Directors.  We expect that Mr. Gal’s bonus formula, as previously determined by the Board of Directors, will be renegotiated once Integrity Israel has begun commercialization of its products.  The agreement is terminable by either party on 180 days’ notice, immediately by Integrity Israel with the payment of an amount equal to 180 days of annual salary, or immediately by Integrity Israel for cause (as defined in the agreement) without the payment of severance.  Mr. Gal’s employment agreement contains non-compete and confidentiality provisions effective during the term of the agreement and for one year thereafter.

Pursuant to his employment agreement, in March 2012, Mr. Gal was granted options to purchase 264,778 shares of Common Stock at an exercise price per share $6.25 per share.  Mr. Gal’s options vested (or in the case of clause (iii) below, will vest) in one-third increments upon (i) submission of clinical trials’ results to the Notified Body; (ii) the receipt of CE mark approval; and (iii) the receipt of FDA approval, subject to immediate vesting in the event of a change of control. On April 25, 2013, the Board of Directors approved an amendment to these stock options to lower the exercise price per share from $6.25 to $5.80, subject to further action required by management to effectuate such amendment. As of the date hereof, management has not yet taken the requisite action to effectuate such amendment.

Eran Hertz

Eran Hertz entered into an employment agreement with Integrity Israel in November 2013 pursuant to which Mr. Hertz agreed to serve as the Chief Financial Officer of Integrity and Integrity Israel.  Mr. Hertz’s employment agreement provides for an annual base salary of NIS 336,000 (approximately $96,718 based on the exchange rate of 3.474 NIS / $1.00 USD in effect on April 17, 2014), as well as the payment of certain social and insurance benefits and the use of a company car.  In addition, pursuant to the agreement, Integrity has agreed to grant to Mr. Hertz, on the one year anniversary of the commencement of his employment with the Company, options to purchase such number of shares of common stock, at an exercise price of $9.50 per share, with the number of options to be issued and the vesting provisions applicable thereto to be determined by the Board of Directors.  The agreement is terminable by either party on 60 days’ notice, immediately by the Subsidiary with the payment of an amount equal to 60 days of annual salary, or immediately by Integrity Israel for cause (as defined in the agreement) without the payment of severance.  Mr. Hertz’s employment agreement contains non-compete obligations applicable during the term of the agreement and for one year thereafter and confidentiality obligations that survive the termination of the Employment Agreement indefinitely.

David Malka

David Malka entered into an employment agreement with Integrity Israel in July 2010 pursuant to which Mr. Malka agreed to continue to serve as the vice president of operations of Integrity Israel.  Mr. Malka’s employment agreement provides for an annual salary of NIS 240,000, or approximately $69,085 based on the exchange rate of 3.474 NIS / $1.00 USD in effect on April 17, 2014, and an annual bonus to be determined by the Board of Directors and an additional sum provided that Mr. Malka reaches certain milestones approved by the Board of Directors, as well as the payment of certain social and insurance benefits and the use of a company car.  The agreement also provides that Mr. Malka’s annual salary shall be subject to increase from time to time at the discretion of the Board of Directors.  We expect that Mr. Malka’s bonus formula, as previously determined by the Board of Directors, will be renegotiated once Integrity Israel has begun commercialization of its products.  The agreement is terminable by either party on 90 days’ notice, immediately by Integrity Israel with the payment of an amount equal to 90 days of annual salary, or immediately by Integrity Israel for cause (as defined in the agreement) without the payment of severance.  Mr. Malka’s employment agreement contains non-compete and confidentiality provisions effective during the term of the agreement and for one year thereafter.

Pursuant to his employment agreement, in March 2012, Mr. Malka was granted options to purchase 79,434 shares of Common Stock at an exercise price per share $6.25 per share.  Mr. Malka’s options vested (or in the case of clause (iii) below, will vest) in one-third increments upon (i) submission of clinical trials’ results to the Notified Body; (ii) the receipt of CE mark approval; and (iii) the receipt of FDA approval, subject to immediate vesting in the event of a change of control. On April 25, 2013, the Board of Directors approved an amendment to these stock options to lower the exercise price per share from $6.25 to $5.80, subject to further action required by management to effectuate such amendment. As of the date hereof, management has not yet taken the requisite action to effectuate such amendment.

Jacob Bar-Shalom

Jacob Bar-Shalom served as Integrity Israel’s Chief Financial Officer from January 1, 2011 to November 30, 2013.  From January 1, 2011 through September 1, 2011, Mr. Bar-Shalom provided services to Integrity Israel pursuant to an agreement between Integrity Israel and XplanIT Ltd., of which Mr. Bar-Shalom serves as a principal. Commencing September 1, 2011, Mr. Bar-Shalom began performing services for Integrity Israel as a part-time employee, in the capacity of Chief Financial Officer, pursuant to an employment agreement that provided for an annual salary of NIS 240,000, or approximately $69,085 based on the exchange rate of 3.474 NIS / $1.00 USD in effect on April 17, 2014.  Such employment agreement contains non-competition and confidentiality provisions to which Mr. Bar-Shalom is subject.  Effective July 15, 2012, Mr. Bar-Shalom’s employment agreement was amended to provide a car allowance for Mr. Bar-Shalom in addition to the other compensation provider for thereunder.

On March 12, 2012, Integrity granted to Mr. Bar-Shalom options to purchase 10,000 shares of common stock.  The options were initially exercisable at $6.25 per share and vested or will in 5 equal installments on each of March, 12, 2012, September 12, 2012, March 12, 2013, September 12, 2013 and March 12, 2014. On April 25, 2013, the Board of Directors approved an amendment to these stock options to lower the exercise price per share from $6.25 to $5.80, subject to further action required by management to effectuate such amendment. As of the date hereof, management has not yet taken the requisite action to effectuate such amendment. In accordance with the terms of the stock option agreement between Integrity and Mr. Bar-Shalom, all vested stock options held by Mr. Bar-Shalom upon the termination of his employment automatically terminated three months after such termination date (February 28, 2014), and all unvested stock options held by Mr. Bar-Shalom upon the termination of his employment automatically terminated on the date of such termination of employment (November 30, 2013).

Outstanding Equity Awards as of December 31, 2013

The following table sets forth for each of Integrity’s named executive officers certain information regarding unexercised options as of December 31, 2013.

Option Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price($)		Option Expiration Date
Avner Gal	176,519		88,259		$6.25	(1)	March 11, 2022
Chief Executive Officer

Jacob Bar-Shalom	8,000	(2)	-	(2)	$6.25	(1)	February 28, 2014 (2)
Chief Financial Officer(until November 30, 2013)

Eran Hertz	-		-		-		-
Chief Financial Officer (Since November 17, 2013)

David Malka	52,956		26,478		$6.25	(1)	March 11, 2022
Executive Vice President of Operations
__________
(1)  On April 25, 2013, the Board of Directors approved an amendment to the outstanding stock option awards for the above named officers to lower the exercise price per share of their stock options from $6.25 to $5.80, subject to further action required by management to effectuate such amendment.  The exercise price set forth above does not give effect to such amendment, as management has not yet taken the requisite action to effectuate it.

(2) In accordance with the terms of the stock option agreement between Integrity and Mr. Bar-Shalom, all vested stock options held by Mr. Bar Shalom upon the termination of his employment automatically terminated three months after such termination date (February 28, 2014), and all unvested stock options held by Mr. Bar Shalom upon the termination of his employment automatically terminated on the date of such termination of employment (November 30, 2013).

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2013 with respect to securities authorized for issuance under Integrity’s 2010 Incentive Compensation Plan (the “Plan”), which has been approved by Integrity’s stockholders, as well as securities authorized for issuance under certain compensation arrangements that were not subject to approval by Integrity’s stockholders.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	414,847	(1)	$5.74	(2)	114,708
Equity compensation plans not approved by security holders	412,808	(3)	6.54		—
Total	827,655		$6.14		114,708

(1) Includes shares issuable upon exercise of options to purchase 8,000 shares of Common Stock issued to Jacob Bar-Shalom, Integrity’s Chief Financial Officer.  In accordance with the terms of the stock option agreement between Integrity and Mr. Bar-Shalom, all vested stock options held by Mr. Bar Shalom upon the termination of his employment automatically terminated three months after such termination date (February 28, 2014), and all unvested stock options held by Mr. Bar Shalom upon the termination of his employment automatically terminated on the date of such termination of employment (November 30, 2013).

(2)  On April 25, 2013, the Board of Directors approved an amendment to 361,712 of the stock options included in this amount to lower the exercise price per share from $6.25 to $5.80, subject to further action required by management to effectuate such amendment.  The weighted average exercise price set forth above was calculated without giving effect to such amendment, as management has not yet taken the requisite action to effectuate it.

(3) Consists of: (i) warrants to purchase 129,556 shares of Common Stock issuable to Andrew Garrett, Inc. (the “Placement Agent”), as partial consideration for its services as the placement agent for Integrity’s private placement of 1,295,545 shares of Common Stock completed in July 2011, (ii) warrants to purchase 256,769 shares of Common Stock issued or issuable to the Placement Agent as partial consideration for its services as placement agent for Integrity’s private placement of convertible preferred stock and warrants completed in March 2013 and (iii) options to purchase 26,484 shares of common stock issued to the Company’s investor relations provider, as partial consideration for their services.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information known to us regarding the beneficial ownership of shares of Integrity’s Common Stock and Preferred Stock as of April 30, 2014 by: (i) each person known by Integrity to be the beneficial owner of more than 5% of the outstanding shares of Common Stock and/or Preferred Stock; (ii) each executive officer and director of Integrity; and (iii) all executive officers and directors of Integrity as a group.  In accordance with the rules and regulations of the SEC, in computing the number of shares of Common Stock or Preferred Stock (as applicable) beneficially owned by a person and the percentage ownership of that person, shares issuable through the exercise of any option, warrant or right, through conversion of any security held by that person that are currently exercisable or that are exercisable within 60 days are included.  These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person.  Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all securities that they beneficially own (within the meaning of Rule 13d-3 of the Exchange Act).  Holders of shares of our Series A Preferred Stock are entitled to vote such shares on an as converted to common stock basis; the Series A Preferred Stock does not entitle the holders thereof to separate voting rights.

Principal Stockholders

Name of Beneficial Owner	Class of Security	Number of Shares Beneficially Owned		Percent of Class (1)
Executive Officers and Directors:
Zvi Cohen	Common Stock	361,702		6.8%
Israel Ehrlich	Common Stock	0		—
Dr. Robert Fischell	Common Stock	40,000		*
Avner Gal	Common Stock	586,669	(2)	10.7%
Eran Hertz	Common Stock	0		—
David Malka	Common Stock	238,122	(3)	4.4%
All Executive Officers and Directors As A Group (6 Persons)	Common Stock	1,226,493		22.2%
Principal Stockholders:
Amos and Daughters Investments and Properties Ltd. (4)	Common Stock	393,714		7.4%
Vayikra Capital, LLC (5)	Common Stock	527,777	(6)	9.7%
	Preferred Stock	375		5.1%
Y.H. Dimri Holdings (7)	Common Stock	719,998		13.6%
Joel L. Gold (8)	Common Stock	318,432	(9)	6.0%
Howard Berg (10)	Preferred Stock	735	(11)	9.9%
William Freas (12)	Preferred Stock	525		7.1%
Andre Marcus (13)	Preferred Stock	400		5.4%
——————————-
(1)
Common Stock percentages are based on 5,304,072 shares of Common Stock outstanding as of April 30, 2014.  Preferred Stock percentages are based on 7,407.14 shares of Preferred Stock outstanding as of April 30, 2014.

(2)	Includes 176,518 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(3)	Includes 52,956 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(4)
The address of Amos and Daughters Investments and Properties Ltd. is Shekel House, 111 Arlozorov St., Tel-Aviv, 61216 Israel.  Eri Steimatzky has voting and investment control over the shares held by Amos and Daughters Investments and Properties Ltd.

(5)	The address of Vayikra Capital, LLC is 1 Farmstead Road, Short Hills, NJ 07078. Philip M. Darivoff has voting and investment control over the shares held by Vayikra Capital, LLC.

(6)
Includes 64,655 shares of Common Stock issuable upon the conversion of shares of Preferred Stock which are convertible within 60 days and 64,655 shares of Common Stock issuable upon the exercise of warrants which are exercisable within 60 days.

(7)
The address of Y.H. Dimri Holdings is 1 Jerusalem St., Netivot, 87710 Israel.  Y.H. Dimri is entitled to these subject to the fulfillment of certain requirements.  Yigal Dimri has voting and investment control over the shares held by Y.H. Dimri Holdings.

(8)	The Address of Joel L. Gold is 874 East 9th Street, Brookyln, NY 11230.

(9)	Includes 218,280 shares held by relatives and affiliates of Mr. Gold.

(10)	The address of Howard Berg is 101 Old Short Hills Road, West Orange, NJ 70521.

(11)	Includes 431 shares held indirectly in Mr. Berg’s IRA account with respect to which Mr. Berg has voting and dispositive power.

(12)	The address of William Freas is 211 Carter Drive, Westchester, PA 19382.

(13)	The address of Andre Marcus is 360 Madison Avenue, New York, NY 10017.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Integrity is not aware of any transactions since the beginning of its last fiscal year or any proposed transactions in which Integrity was or is a party, in which (1) the amount involved exceeded the lesser of $120,000 or 1% of the average of Integrity’s total assets at year end for the last two completed fiscal years and (2) in which a director, director nominee, executive officer, holder of more than 5% of Integrity’s Common Stock or Preferred Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected Fahn Kanne to act as Integrity’s independent registered public accounting firm for the 2014 fiscal year. Fahn Kanne was Integrity’s independent auditor for the fiscal year ended December 31, 2013.  Although ratification is not required by Integrity’s bylaws or otherwise, the Board of Directors is submitting the appointment of Fahn Kanne to Integrity’s stockholders for ratification as a matter of good corporate practice.  If the appointment is not ratified, the Board of Directors will re-evaluate its appointment, taking into consideration the stockholders’ vote.  However, the Board of Directors is solely responsible for the appointment and termination of our auditors and may do so at any time in its discretion.  Representatives of Fahn Kanne are not expected to be present at the Annual Meeting.

Proxies will be voted “FOR” ratification of the appointment of Fahn Kanne as Integrity’s independent registered public accounting firm for the 2104 fiscal year absent contrary instructions.

The Board of Directors recommends that you vote “FOR” ratification of the appointment of Fahn Kanne as Integrity’s independent registered public accounting firm for the 2104 fiscal year.

AUDIT RELATED INFORMATION

Report of the Board of Directors Regarding Audit Matters

The Board of Directors has reviewed and discussed Integrity’s audited financial statements contained in Integrity’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 with Integrity’s management.  The Board of Directors also discussed with the independent auditors the matters required to be reviewed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, and received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Board of Directors regarding independence, and has reviewed and discussed with the independent auditors their independence from Integrity.

The Board of Directors relies on the work and assurances of Integrity’s management, which has the primary responsibility for the financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of Integrity’s annual financial statements to generally accepted accounting principles.  In reliance on these reviews and discussions, and the report of the independent auditors, the Board of Directors has approved the audited financial statements included in Integrity’s Annual Report on Form 10-K for the year ended December 31, 2013.

BOARD OF DIRECTORS Zvi Cohen Dr. Robert Fischell Avner Gal David Malka

Audit Fees

Fees for services rendered by Fahn Kanne for professional services rendered for the 2013 and 2012 audit of our annual financial statements, review of financial statements included in quarterly reports on Form 10-Q in 2013 and 2012 and out of pocket expenses, totaled approximately $38,391 and $28,616 for 2013 and 2012, respectively.

Audit-Related Fees

Integrity did not pay Fahn Kanne any fees in 2013 or 2012 for assurance and related services reasonably related to the performance of the audit or review of the Integrity’s financial statements.

Tax Fees

Fees for services rendered by Fahn Kanne in 2013 and 2012 for tax compliance, tax advice, and tax planning services totaled approximately $4,166 and $0 for 2013 and 2012, respectively.

All Other Fees

Integrity did not pay any other fees to Fahn Kanne in 2013 or 2012.

OTHER BUSINESS

Stockholder Proposals for Next Year’s Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for Integrity’s next Annual Meeting of Stockholders.  For a stockholder proposal to be considered for inclusion in next year’s proxy statement, it must be submitted in writing together with proof of stock ownership in accordance with Rule 14a-8 and received by Integrity’s Chief Financial Officer no later than January 23, 2015.

Under Integrity’s bylaws, if a stockholder wants to submit a proposal for next year’s Annual Meeting of Stockholders or wants to nominate candidates for election as directors at such Annual Meeting of Stockholders, the stockholder must provide timely notice of his or her intention in writing.  To be timely, a stockholder’s notice must be delivered to Integrity’s Chief Financial Officer not less than 90 days nor more than 120 days prior to the first anniversary of the date of the meeting notice for the previous year’s annual meeting of stockholders.  This means that Integrity must receive any eligible proposal from an eligible stockholder intended to be presented at the 2015 Annual Meeting of Stockholders on or before February 22, 2015 but no earlier than January 23, 2015 for the proposal to be properly brought before the meeting.   Integrity’s bylaws also specify requirements as to the form and content of a stockholder’s notice.  Integrity will not entertain any proposals or nominations that do not meet these requirements.

Other Matters that May Come Before the Annual Meeting

The Board of Directors does not intend to present, and knows of no others who intend to present, at the Annual Meeting any matter or business other than that set forth in the accompanying notice of annual meeting of stockholders.  If other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote any proxies on such matters in accordance with their judgment.

Annual Report

Copies of Integrity’s Annual Report on Form 10-K, including the financial statements and financial statement schedules included therein, for the fiscal year ended December 31, 2013 (without exhibits or documents incorporated by reference therein), are available without charge to stockholders upon written request to Integrity Applications, Inc., 102 Ha’Avoda Street, P.O. Box 432, Ashkelon, Israel L3 78100, Attn: Chief Financial Officer, or via the Internet at www.integrity-app.com.

ALL STOCKHOLDERS ARE URGED TO VOTE OVER THE INTERNET, BY TELEPHONE, OR BY MAIL.

By Order of the Board of Directors,
Avner Gal, Chief Executive Officer
Ashkelon, Israel
April 30, 2014